EXHIBIT 10.73


                     SECOND AMENDMENT TO TERM LOAN AGREEMENT
                     ---------------------------------------


               THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this "Amendment"), made the 24th day of December, 2002, between S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company, having an address at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 (the "Borrower") and MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation, having an office at 825 Third Avenue, New York, New York 10022 (the "Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, the Lender and the Borrower entered into a Term Loan Agreement (the "Original Loan Agreement") dated August 23, 2002, which Original Loan Agreement was amended by that certain Amendment to Term Loan Agreement, dated October 25, 2002, between the Lender and the Borrower (the "First Amendment", and together with the Original Loan Agreement, collectively, the "Loan Agreement") in connection with a $4,000,000.00 loan made by the Lender to the Borrower, and a contemplated loan to the Borrower in the amount of $10,000,000.00; and

               WHEREAS, the Borrower and the Lender have agreed in the manner hereinafter set forth to modify the Loan Agreement.

               NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in order to modify the Loan Agreement, the parties hereto agree for themselves, their successors and assigns as follows:

        1. Capitalized terms used, but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

        2. Schedule 1 of the Loan Agreement shall be modified by adding the following definitions thereto:

        "Funded Debt" means all Debt, excluding (a) commitments and contingent obligations in respect of undrawn letters of credit and guaranties (except, to the extent constituting guaranties in respect of Funded Debt of a Person other than the Borrower, the Guarantor or any Subsidiary),
        (b) hedging obligations and (c) accrued liabilities incurred in the ordinary course of business.



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        "Subordinated Debt" of any Person means all Debt completely subordinated to such Person's obligations to the Lender pursuant to a subordination agreement in form and substance satisfactory to the Lender.

        "Unsubordinated Funded Debt" means Funded Debt that is not Subordinated Debt.

        3. Paragraph (f) of Schedule II of the Loan Agreement shall be modified by deleting subparagraphs (iii) and (iv) therefrom and by substituting the following new subparagraphs (iii) and (iv) in lieu thereof:

               "(iii) Senior Leverage Ratio. Subject to (v) below, the Guarantor, on a consolidated basis, shall not permit the ratio of total Unsubordinated Funded Debt to EBITDA to exceed 3.00 to 1.00 (measured on a rolling four quarter basis) as of the close of any fiscal quarter. Any purchase money mortgage debt incurred by a Subsidiary (other than the Borrower and Dallas S&W, L.P. ("S&W Dallas")) of the Guarantor which is not guaranteed by the Guarantor, the Borrower or S&W Dallas shall not be deemed to be a part of Unsubordinated Funded Debt of the Guarantor for the purposes of the calculation of Senior Leverage Ratio to the extent that such purchase money debt is less than $5,000,000.00 in the aggregate.


               (iv) Interest Coverage Ratio. Subject to (v) below, Guarantor, on a consolidated basis, shall not permit the ratio of EBIT to interest expense to be less than 2.0 to 1.0 (measured on a rolling four quarter basis) as of the close of any fiscal quarter."

        4. This Amendment sets forth the entire understanding of the parties with respect to the modification to the Loan Agreement set forth herein. The Borrower acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to its obligations under, or the subject matter of, this Amendment, except those specifically set forth herein and therein.

        5. As specifically modified and restated herein, all of the terms, covenants, conditions and stipulations contained in the Loan Agreement are hereby ratified and confirmed in all respects, shall continue to apply with full force and effect.

        6. Neither this Amendment nor any provision hereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        7. This Amendment may be executed in one or more counterparts each of which shall be an original but all of which when taken together shall constitute one and the same instrument.


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        8. This Amendment is and shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

        9. The Borrower agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Amendment. In furtherance of such agreement, the Borrower hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Borrower in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Borrower by registered or certified mail to, or by personal service at, the last known address of the Borrower, whether such address be within or without the jurisdiction of any such court. The Borrower further agrees that the venue of any litigation arising in connection with the indebtedness, or in respect of any of the obligations of the Borrower under this Amendment, shall, to the extent permitted by law, be in New York County.

        10. This Amendment is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        11. Nothing in this Amendment is intended to or shall be deemed to create any rights or obligations of partnership, joint venture, or similar association among the parties hereto.

        12. If any term, covenant, provision or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such term, covenant, provision or condition.

        13. The parties hereto hereby irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise related to this Amendment


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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                          S&W OF LAS VEGAS, L.L.C.


                          By: /s/ Alan M. Mandel
                              ----------------------
                              Name:  Alan M. Mandel
                              Title: Chief Financial Officer and Secretary


                          MORGAN STANLEY DEAN WITTER COMMERCIAL
                          FINANCIAL SERVICES, INC.


                          By: /s/ Roman Mordkovich
                              ----------------------
                              Name:  Roman Mordkovich
                              Title: Vice President





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STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 17th day of December in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared
Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Angela L. Strobe
                                            -------------------------------
                                            Notary Public




STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 17th day of December in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared
Roman Mordkovich, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Angela L. Strobe
                                            -------------------------------
                                            Notary Public





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